UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 18, 2023

Medalist Diversified REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-38719	47-5201540
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 8436

Richmond, VA, 23226

(Address of principal executive offices)

(804) 338-7708

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Name of each Exchange on Which Registered	Trading Symbol(s)
Common Stock, $0.01 par value	Nasdaq Capital Market	MDRR
8.0% Series A Cumulative Redeemable Preferred Stock, $0.01 par value	Nasdaq Capital Market	MDRRP

Explanatory Note

On October 19, 2023, Medalist Diversified REIT, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to announce that the Board of Directors (the “Board”) of the Company had appointed Francis P. Kavanaugh as the Company’s President, Chief Executive Officer (“CEO”) and Secretary on a permanent basis. At the time of the filing of the Original Form 8-K, Mr. Kavanaugh’s compensation as the Company’s President, CEO and Secretary had not yet been determined by the Compensation Committee of the Board (the “Compensation Committee”) since Mr. Kavanaugh previously agreed to waive any compensation for the first six months of his employment. Pursuant to Item 5.02(e) of Form 8-K, the Company is filing this Amendment No. 1 to the Original Form 8-K (this “Amendment No. 1”) solely for the purpose of disclosing a brief description of Mr. Kavanaugh’s compensation arrangement as the Company’s President, CEO and Secretary. This Amendment No. 1 should be read in conjunction with the Original Form 8-K.

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	ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS, ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICER; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On January 18, 2024, the Compensation Committee approved the following annual compensation for Mr. Kavanaugh’s employment as the Company’s President, CEO and Secretary for the fiscal year ending December 31, 2024:

●	a one-time grant of 38,697 LTIP Units (the “LTIP Units”) issued pursuant to the terms of the Medalist Diversified REIT, Inc. 2018 Equity Incentive Plan and the Agreement of Limited Partnership of Medalist Diversified Holdings, L.P. (the “Limited Partnership Agreement”), the Company’s subsidiary (the “Operating Partnership”); and

●	$75,000 in cash, payable in monthly installments.

The LTIP Units are treated as common units of the Operating Partnership and are redeemable for cash or, at the Company’s option, shares of the Company’s common stock on a one-for-one basis after a one-year holding period pursuant to the terms of the Limited Partnership Agreement.  The LTIP Units were issued to Mr. Kavanaugh on January 18, 2024 but are not redeemable for shares of the Company’s common stock until January 18, 2025.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALIST DIVERSIFIED REIT, INC.

Dated: March 28, 2024	By:	/s/ C. Brent Winn, Jr.
C. Brent Winn, Jr.
Chief Financial Officer